STEINROE VARIABLE INVESTMENT TRUST

                    Stein Roe Balanced Fund, Variable Series
                   Supplement to Prospectus dated May 1, 2002

The following changes are being made to the Prospectus, effective December 16, 2002:

1. The section THE FUNDS; STEIN ROE BALANCED FUND, VARIABLE SERIES; PRINCIPAL INVESTMENT STRATEGIES is revised in its entirety as follows:

The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager will allocate the Fund's assets among the various asset classes. The lead portfolio manager will adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of Columbia Management Group, Inc., the parent company of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may invest up to 25% of its net assets in foreign securities and up to 10% of its net assets in REITs.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

2. The section THE FUNDS; STEIN ROE BALANCED FUND, VARIABLE SERIES; PRINCIPAL INVESTMENT RISKS is revised in its entirety as follows:

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it invests in REITs, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees, and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Lower-rated debt securities commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3. The section TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT SUB-ADVISOR AND PORTFOLIO MANAGERS; STEIN ROE BALANCED FUND, VARIABLE SERIES is revised in its entirety as follows:

Nordea Investment Management North America, Inc. (NIMNAI), located at 437 Madison Avenue, 22nd Floor, New York, New York 10022, is the Balanced Fund's investment sub-advisor. The sub-advisory agreement with NIMNAI provides that Stein Roe shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Balanced Fund's assets under management by NIMNAI. NIMNAI manages the portion of the Fund's assets allocated to the foreign stocks category.

NIMNAI replaced Nordea Securities, Inc. (NSI) as the Balanced Fund's investment sub-advisor effective January 1, 2002. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB, NSI's ultimate parent. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of NSI. In its duties as investment sub-advisor, NIMNAI manages a portion of the Balanced Fund's foreign securities. NIMNAI has been an investment advisor since 1994. As of January 31, 2002, NIMNAI managed over $28 billion in assets.

Nordea's investment decisions are made by a team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the Balanced Fund.

Harvey Hirschhorn, an Executive Vice President of Stein Roe, is the lead portfolio manager of the Fund. He holds an A.B. degree from Rutgers University and an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

                  Large cap growth stocks            Alexander S. Macmillan
                  Large cap value stocks             Scott Schermerhorn
                  Mid cap growth stocks              Richard J. Johnson
                  Mid cap value stocks               Daniel K. Cantor
                  Small cap growth stocks            William M. Garrison
                  Small cap value stocks             Stephen D. Barbaro
                  Real estate investment trusts      David W. Jellison
                  Foreign stocks                     NIMNAI (Sub-Advisor)
                  Investment grade bonds             Michael T. Kennedy
                  Non-investment grade bonds         Jeffrey L. Rippey


Alexander S. Macmillan, CFA, Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He is also a Senior Vice President of Columbia Management Co. (Columbia), an affiliate of Stein Roe, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

Scott Schermerhorn, Senior Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the large cap value stocks category. He also is a Senior Vice President of Colonial Management Associates, Inc. (Colonial), an affiliate of Stein Roe, and has managed various other funds at Colonial since October, 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

Richard J. Johnson, CFA, Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Chief Investment Officer at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

Daniel K. Cantor, CFA, Senior Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He is also a Senior Vice President of Colonial and joined Stein Roe in 1985. Mr. Cantor received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

William M. Garrison, Senior Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He has been employed by Stein Roe since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago. Stephen D. Barbaro, CFA, Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the small cap value stocks category. He is also a Senior Vice President of Fleet Investment Advisors Inc. (Fleet), an affiliate of Stein Roe, and has been employed by Fleet and its predecessors since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

David W. Jellison, CFA, Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the REITs category. He is also a Vice President of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

Michael T. Kennedy, Senior Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the investment grade bonds category. He has been employed by Stein Roe since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, he received an M.M. degree from Northwestern University.

Jeffrey L. Rippey, CFA, Vice President of Stein Roe, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. He is also a Senior Vice President of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.


                                                          December 12, 2002